Exhibit 99.1
Nuvve Holding Corp. Names James Altucher to Board of Directors
Altucher brings deep expertise in cryptocurrencies, entrepreneurship, and investing to support Nuvve’s expansion into digital assets and blockchain strategy
SAN DIEGO– May 13, 2025 – Nuvve Holding Corp. (NASDAQ: NVVE), a global leader in vehicle-to-grid (V2G) technology and grid modernization, today announced the appointment of James Altucher to its Board of Directors. Altucher, an entrepreneur, venture capitalist, and cryptocurrency strategist, joins the board at a pivotal time as Nuvve accelerates the growth of its digital asset subsidiary, Nuvve-DigitalAssets.
“James brings a bold, future-facing mindset that’s well-aligned with where Nuvve is going,” said Gregory Poilasne CEO of Nuvve. “His elevation to the board underscores Nuvve’s commitment to align its governance structure with its expanding mission.”
Altucher was recently appointed as a strategic advisor to Nuvve-DigitalAssets to shape the company’s crypto treasury strategy and investment approach across key sectors such as decentralized finance (DeFi), tokenization, and Web3 infrastructure.
“I’m honored to join Nuvve’s board and help shape its digital asset strategy,” said James Altucher. “We will be positioning Nuvve to build a robust digital treasury that supports its vision for a modernized, decentralized, financial future.”
Altucher joins the board as Nuvve executes a dual strategy of scaling its core V2G energy platform while simultaneously building a next-generation digital treasury through Nuvve-DigitalAssets. He will play an active role in guiding strategic decisions, evaluating M&A opportunities, and supporting shareholder value creation through emerging digital asset classes.
About Nuvve Holding Corp.
Nuvve Holding Corp. (NASDAQ: NVVE) is a global leader accelerating the electrification of transportation through its proprietary vehicle-to-grid (V2G) technology. Nuvve’s platform enables electric vehicles to store and discharge energy, transforming EVs into mobile energy resources and helping to stabilize the grid. Nuvve’s mission is to lower the cost of EV ownership while supporting the transition to a cleaner, more resilient energy infrastructure.
For more information, visit www.nuvve.com.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “aims,” “anticipates,” “plans,” “looking forward to,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “continue,” “seeks” or the negatives of such terms or other variations on such terms or comparable terminology, although not all forward-looking statements contain such identifying words. Forward-looking statements include, but are not limited to, statements concerning Nuvve’s expectations, plans, intentions, strategies, prospects, business plans, product and service offerings, new deployments, potential project successes, expected timing of recently announced projects, anticipated growth of various business areas, anticipated areas of focus for Mr. Altucher and his ability to successfully develop such areas, and other statements that are not historical facts. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Some of these risks and uncertainties can be found in Nuvve’s most recent Annual Report on Form 10-K and subsequent periodic

Exhibit 99.1
reports filed with the Securities and Exchange Commission (SEC). Copies of these filings are available online at www.sec.gov, https://investors.nuvve.com or on request from Nuvve. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Nuvve’s filings with the SEC. Such forward-looking statements speak only as of the date made, and Nuvve disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this press release.
Media Contact:
Wes Robinson
310-824-9000
wrobinson@olmsteadwilliams.com